UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 17, 2006
MACQUARIE INFRASTRUCTURE COMPANY TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-32385	20-6196808

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MACQUARIE INFRASTRUCTURE COMPANY LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 West 55th Street, New York, New York	10019

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 231-1000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 17, 2006, Macquarie Infrastructure Company Trust and Macquarie Infrastructure Company LLC (collectively, the “Registrants”) filed a preliminary prospectus supplement relating to a proposed offering of 7,500,000 shares of trust stock. The Registrants will use the net proceeds from the offering to repay certain acquisition-related indebtedness. The preliminary prospectus supplement was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, and relates to a previously-filed registration statement (Registration Nos. 333-138010 and 333-138010-01). Excerpts from the preliminary prospectus supplement are included in Exhibit 99.1, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Excerpts from the Registrants’ preliminary prospectus supplement dated October 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST
Date: October 18, 2006	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Regular Trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC
Date: October 18, 2006	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Chief Executive Officer